SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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OCCUPATIONAL HEALTH + REHABILITATION INC

(Name of Registrant as Specified In Its Charter)

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OCCUPATIONAL HEALTH + REHABILITATION INC

175 Derby Street, Suite 36

Hingham, MA 02043-4058

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 22, 2004

To Our Stockholders:

The 2004 Annual Meeting of Stockholders of Occupational Health + Rehabilitation Inc (the “Company”) will be held at the Company’s Logan International Health Center located at One Harborside Drive, East Boston, Massachusetts on June 22, 2004, at 1:00 P.M. (local time) for the following purposes:

1.	To elect two directors for terms to expire at the 2007 Annual Meeting of Stockholders;

2.	To ratify the selection of PricewaterhouseCoopers LLP as Independent Auditors for 2004; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 13, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By order of the Board of Directors,

Keith G. Frey

Secretary

Dated: May 21, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

OCCUPATIONAL HEALTH + REHABILITATION INC

175 Derby Street, Suite 36

Hingham, MA 02043-4058

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 22, 2004

This Proxy Statement is furnished to the stockholders of Occupational Health + Rehabilitation Inc (the “Company”) in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on June 22, 2004 and any adjournments or postponements thereof (the “Annual Meeting”) at the Company’s Logan International Health Center located at One Harborside Drive, East Boston, Massachusetts at 1:00 P.M. (local time). This Proxy Statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy and the Company’s 2003 Annual Report on Form 10-K are first being mailed or given to stockholders on or about May 21, 2004.

PROXIES

A stockholder giving a proxy may revoke it at any time before it is voted by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation, or by attending the Annual Meeting in person and casting a ballot. Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for director named herein and for the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers or regular employees of the Company in person, by telephone or by other means. Such persons will not receive any additional compensation for such activities.

VOTING SECURITIES

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 13, 2004 (the “Record Date”). On the Record Date, there were 3,088,111 shares of Common Stock (the “Common Stock”) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote and shall vote together as a single class with respect to any matter which may properly come before the Annual Meeting. A majority of such shares, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. Votes will be tabulated at the Annual Meeting by one or more inspectors of election appointed by the Board of Directors.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date by (i) each person known by the Company to own beneficially more than five percent of the Common Stock of the Company, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock indicated.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Total Voting Power
Cahill, Warnock Strategic Partners Fund, L.P. (1) (2) One South Street, Suite 2150 Baltimore, MD 21202	770,871	25.0%
Venrock Entities (1) (3) 30 Rockefeller Plaza, Room 5508 New York, NY 10112	269,123	8.7%
FleetBoston Financial Corporation (1) (4) 175 Federal Street, 10th Floor Boston, MA 02110	229,159	7.4%
The Venture Capital Fund of New England III, L.P. (1) (5) 30 Washington Street Wellesley Hills, MA 02481	191,319	6.2%
Asset Management Associates 1989, L.P. (1) (6) 480 Cowper Street, 2nd Floor Palo Alto, CA 94301	184,954	6.0%
Pantheon Global PCC Limited (1) (7) . Transamerica Center 600 Montgomery Street, 23rd Floor San Francisco, CA 94111	196,775	6.4%
John C. Garbarino (1) (8) 175 Derby Street, Suite 36 Hingham, MA 02043	246,938	7.4%
Lynne M. Rosen (1) (9)	98,486	3.1%
H. Nicholas Kirby (10)	59,620	1.9%
Keith G. Frey (11)	50,000	1.6%
William B. Patterson, MD, MPH (12)	50,300	1.6%
Edward L. Cahill (13)	25,000	*
Kevin J. Dougherty (14)	25,000	*
Angus M. Duthie (15)	45,680	1.5%
Steven W. Garfinkle (16)	32,500	1.0%
Donald W. Hughes (17)	24,200	*
Frank H. Leone (18)	32,500	1.0%
All directors and executive officers as a group (11 persons) (19)	690,224	18.3%

*	Less than 1%

(1)	Each of the stockholders who is a party to a certain Amended and Restated Stockholders’ Agreement dated as of March 24, 2003, by and among the Company and certain of its stockholders (the “Stockholders’ Agreement”) may be deemed to share voting power with respect to, and therefore may be deemed to beneficially own, all of the shares of the Common Stock subject to the Stockholders’ Agreement. Such stockholders disclaim such beneficial ownership.
(2)	Edward L. Cahill and Donald W. Hughes, directors of the Company, are General Partners of Cahill, Warnock Strategic Partners, L.P., the General Partner of Cahill, Warnock Strategic Partners Fund, L.P. David L. Warnock is also a General Partner of Cahill, Warnock Strategic Partners, L.P. The General Partners of Cahill, Warnock Strategic Partners, L.P. share voting and investment power with respect to the shares held by Cahill, Warnock Strategic Partners Fund, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of Cahill, Warnock Strategic Partners, L.P. disclaims beneficial ownership of the shares held by Cahill, Warnock Strategic Partners Fund, L.P.

(3)	Consists of 130,861 shares of Common Stock held by Venrock Associates and 138,262 shares of Common Stock held by Venrock Associates II, L.P. Michael C. Brooks, Eric S. Copeland, Anthony B. Evnin, Bryan E. Roberts, Ray A. Rothrock, Anthony Sun, and Michael F. Tyrell are General Partners of Venrock Associates and of Venrock Associates II, L.P. The General Partners of Venrock Associates and of Venrock Associates II, L.P. share voting and investment power with respect to the shares held by Venrock Associates and by Venrock Associates II, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of Venrock Associates and Venrock Associates II, L.P. disclaims beneficial ownership of the shares held by Venrock Associates and Venrock Associates II, L.P.
(4)	Consists of shares of Common Stock reported as beneficially owned in Schedule 13G/A dated February 13, 2004 as filed with the Securities and Exchange Commission (the “SEC”) by FleetBoston Financial Corporation as a holding company on behalf of its subsidiary, BancBoston Ventures Inc.
(5)	Kevin J. Dougherty, a director of the Company, is a General Partner of FH&Co. III, L.P., the General Partner of The Venture Capital Fund of New England III, L.P. Richard A. Farrell, Harry J. Healer, Jr. and William C. Mills III are also General Partners of FH&Co. III, L.P. The General Partners of FH&Co. III, L.P. share voting and investment power with respect to the shares held by The Venture Capital Fund of New England III, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of FH&Co. III, L.P. disclaims beneficial ownership of the shares held by The Venture Capital Fund of New England III, L.P.
(6)	Craig C. Taylor, Franklin P. Johnson Jr., John F. Shoch and W. Ferrell Sanders are General Partners of AMC Partners 89, L.P., the General Partner of Asset Management Associates 1989, L.P. The General Partners of AMC Partners 89, L.P. share voting and investment power with respect to the shares held by Asset Management Associates 1989, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of AMC Partners 89, L.P. disclaims beneficial ownership of the shares held by Asset Management Associates 1989, L.P. except to the extent of any pecuniary interest therein.
(7)	Reported as beneficially owned in Schedule 13G dated July 10, 2000 as filed with the SEC to report shares held by Pantheon Global PCC Limited for its own account for the benefit of its shareholders, Pantheon Global Secondary Fund, L.P., Pantheon Global Secondary Fund, Ltd. and Pantheon International Participations, PLC.
(8)	Includes 174,869 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(9)	Includes 75,705 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(10)	Includes 52,620 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(11)	Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(12)	Includes 42,000 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(13)	Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include 770,871 shares of Common Stock held by Cahill, Warnock Strategic Partners Fund, L.P. (see Note 2) and 42,713 shares of Common Stock held by Strategic Associates, L.P. Mr. Cahill is a General Partner of Cahill, Warnock Strategic Partners, L.P., the General Partner of each of Cahill, Warnock Strategic Partners Fund, L.P. and of Strategic Associates, L.P. Mr. Cahill disclaims any beneficial ownership of the shares held by Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P.
(14)	Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Mr. Dougherty disclaims any beneficial ownership in the shares held by The Venture Capital Fund of New England III, L.P. See Note 5.
(15)	Includes 25,000 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(16)	Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(17)	Consists entirely of shares of Common stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include 770,871 shares of Common Stock held by Cahill, Warnock Strategic Partners Fund, L.P. (see Note 2) and 42,713 shares of Common Stock held by Strategic Associates, L.P. Mr. Hughes is a General Partner of Cahill, Warnock Strategic Partners, L.P., the General Partner of each of Cahill, Warnock Strategic Partners Fund, L.P. and of Strategic Associates, L.P. Mr. Hughes disclaims any beneficial ownership of the shares held by Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P.
(18)	Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(19)	Includes an aggregate of 559,394 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include an aggregate of 1,004,903 shares of Common Stock with respect to which certain directors disclaim beneficial ownership. See Notes 2, 5, 13, 14 and 17.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), requires the Company’s executive officers, as defined for the purposes of Section 16(a) of the Act, and directors and persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Except for the late filing of Forms 4 with respect to the grant of stock options in December 2003 to Edward L Cahill, Kevin J. Dougherty, Angus M. Duthie, Keith G. Frey, Steven W. Garfinkle, Donald W. Hughes, Frank H. Leone, and William B. Patterson, and based solely on reports and other information submitted by the executive officers, directors and such beneficial owners, the Company believes that during the fiscal year ended December 31, 2003, all such reports were timely filed.

Merger of Company

In June 1996, Occupational Health + Rehabilitation Inc (“OH+R”) merged with and into (the “Merger”) Telor Opthalmic Pharmaceuticals, Inc. (“Telor”). Pursuant to the terms of the Merger, Telor was the surviving corporation. Concurrent with the Merger, Telor’s name was changed to Occupational Health + Rehabilitation Inc, and the business of the surviving corporation was changed to the business of OH+R.

1.    ELECTION OF DIRECTORS

The Company’s Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with each class having a three-year term. The Board of Directors, pursuant to the Company’s Restated Certificate of Incorporation, has fixed the number of directorships at seven.

Pursuant to the terms of an Amended and Restated Stockholders’ Agreement (the “Stockholders’ Agreement”) dated as of March 24, 2003, certain of the Company’s stockholders have agreed to vote all of their shares of Common Stock to elect certain nominees to the Company’s Board of Directors. The Stockholders’ Agreement provides that such nominees are to be determined as follows: (a) the Chief Executive Officer of the Company (presently, John C. Garbarino); (b) a person designated by the OH+R Principal Stockholders, as defined in the Stockholders’ Agreement (presently, Kevin J. Dougherty); (c) two persons designated by Cahill, Warnock Strategic Partners Fund, L.P. (presently, Edward L. Cahill and Donald W. Hughes); (d) a person designated by the Chief Executive Officer (presently, Angus M. Duthie); and (e) two persons unaffiliated with the management of the Company, (the “Independent Directors”) and mutually agreeable to all of the other directors (presently, Steven W. Garfinkle and Frank H. Leone).

At the Annual Meeting, directors will be elected. The terms of Kevin J. Dougherty and Frank H. Leone expire at the Annual Meeting. The Board of Directors has nominated Kevin J. Dougherty and Frank H. Leone to be elected by holders of the Common Stock to serve until the 2007 Annual Meeting. If elected, each of the nominees shall continue in office until his successor has been elected and qualified. Each nominee has indicated a willingness to serve as a director, but if for any reason he should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the Board of Directors does not expect, a different person designated by the Board of Directors may be nominated in his stead. The terms of Angus M. Duthie, John C. Garbarino, and Steven W. Garfinkle expire at the 2005 Annual Meeting and the terms of Edward L. Cahill and Donald W. Hughes expire at the 2006 Annual Meeting.

If a quorum of the holders of Common Stock is present at the Annual Meeting, the election of Kevin J. Dougherty and Frank H. Leone as directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of a director will be included in determining the presence of such quorum but will not be included in determining whether the nominee has received the vote of such plurality.

The following sets forth certain information regarding the nominees named above and the other directors of the Company whose terms will continue after the Annual Meeting.

Nominees to be Elected for Terms Expiring 2007

Kevin J. Dougherty, age 57, served as a director of OH+R from July 1993 and has been a director of the Company since the Merger. Mr. Dougherty is currently a General Partner of The Venture Capital Fund of New England, a venture capital firm he joined in April 1986, and a director of several private companies. Previously, he participated in the venture capital industry as Vice President of 3i Capital Corporation from 1985 to 1986, and as Vice President of Massachusetts Capital Resource Company from 1981 to 1985. Prior to that, Mr. Dougherty served as a commercial banker at Bankers Trust Company and the First National Bank of Boston.

Frank H. Leone, age 59, has served as a director of the Company since July 1998. In 1985, Mr. Leone founded and has since served as President/Chief Executive Officer of RYAN Associates, and he is the founder and Executive Director of the National Association of Occupational Health Professionals (N.A.O.H.P.). Mr. Leone is also the executive editor of four leading occupational health periodicals: “VISIONS,” “Partners,” the “Workers’ Compensation Managed Care Bulletin,” and the “Clinical Care Update.”

THE BOARD OF DIRECTORS RECOMMENDS THAT

THE STOCKHOLDERS VOTE “FOR” SUCH NOMINEES

Continuing Directors—Terms Expiring in 2005

Angus M. Duthie, age 64, served as a director of OH+R from June 1992 and has been a director of the Company since the Merger. Mr. Duthie is currently a General Partner of Prince Ventures, L.P., a venture capital firm he co-founded in 1978, and a director of several private companies. Mr. Duthie has over 30 years of experience involving portfolio management.

John C. Garbarino, age 51, a founder of OH+R, was its President and Chief Executive Officer and a director since its formation in July 1992 and has been President, Chief Executive Officer and a director of the Company since the Merger. From February 1991 through June 1992, Mr. Garbarino served as President and Chief Executive Officer of Occupational Orthopaedic Systems, Inc., a management company that operated Occupational Orthopaedic Center, Inc., a company which was the initial acquisition of OH+R. From 1985 to January 1991, Mr. Garbarino was associated in various capacities with Foster Management Company (“Foster”), a private investment company specializing in developing businesses to consolidate fragmented industries. In his association with Foster, Mr. Garbarino was a general partner and consultant and held various senior executive positions (including Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) in Chartwell Group Ltd., a Foster portfolio company organized to consolidate through acquisitions the highly fragmented premium priced segment of the interior furnishings industry. Previously, Mr. Garbarino participated in the venture capital industry as a founder and general partner of Fairfield Venture Partners, L.P. and as vice president and treasurer of Business Development Services, Inc., a venture capital subsidiary of General Electric Company. Mr. Garbarino is a Certified Public Accountant and previously worked at Ernst & Whinney (a predecessor to Ernst & Young LLP).

Steven W. Garfinkle, age 46, has served as a director of the Company since July 1998. Since November 2003, Mr. Garfinkle has served as Chief Executive Officer of Prism Education Group, Inc. an operator of post-secondary career schools. From January 2002 to October 2003, Mr. Garfinkle served as Chairman and Chief Executive Officer of Advanced Care Solutions, Inc., a start-up medical staffing company. From November 1999 to December 2001, he served as President and Chief Executive Officer of Maestro Learning, Inc. From September 1998 to November 1999, he was a principal in NorthStar Health Advisors LLC, a private healthcare consultancy group. Mr. Garfinkle served as Chairman and Chief Executive Officer of Prism Health Group Inc.

(“Prism”) from 1992 until Prism was sold to Mariner Health, Inc. in 1997 and from 1991 to 1992 was President of New England Health Strategies. From 1982 to 1991, Mr. Garfinkle served as Chief Operating Officer and in several other senior management positions for the Mediplex Group, Inc.

Continuing Directors—Terms Expiring in 2006

Edward L. Cahill, age 51, has served as a director of the Company since November 1996. Mr. Cahill is a Managing Partner of HLM Venture Partners, a venture capital firm specializing in healthcare companies. He was a founding partner of Camden Partners (aka “Cahill, Warnock”), a private equity firm. Prior to founding Camden Partners in July 1995, Mr. Cahill had been a Managing Director at Alex. Brown & Sons Incorporated where, from 1986 through 1995, he headed the firm’s Health Care Investment Banking Group. Mr. Cahill is also a director of Guava Technologies, Johns Hopkins Medicine, and several private companies.

Donald W. Hughes, age 53, has served as a director of the Company since December 1997 and is a General Partner and Chief Financial Officer of Cahill, Warnock. Prior to joining Cahill, Warnock in February 1997, Mr. Hughes had served as Vice President, Chief Financial Officer and Secretary of Capstone Pharmacy Services, Inc. (Nasdaq: DOSE) from December 1995, and as Executive Vice President and Chief Financial Officer of Broventure Company Inc., a closely-held investment management company from July 1984 to November 1995. Mr. Hughes is also a director of Touchstone Applied Science Associates, Inc. (OTCBB: TASA) and several private companies.

Board of Directors Committees and Meetings

The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Company does not currently have a standing nominating committee because it is bound by the terms of the Stockholders’ Agreement which dictates the nomination process. As provided in the Stockholders’ Agreement, all other directors would give consideration to the nominees for Independent Directors upon the expiration of the terms of the current Independent Directors. The Board of Directors would consider candidates as nominees for director brought to its attention by stockholders or otherwise and would evaluate any such candidates based on their business experience, industry knowledge, integrity, expertise, independence, ability to devote adequate time to the business and affairs of the Company, and such other factors that the Board of Directors deems would enhance the effectiveness of the board and the governance of the Company. The Board of Directors does not currently pay a fee to a third party to identify or evaluate nominees but may consider from time to time engaging a search firm to identify director candidates.

The Audit Committee is currently comprised of Donald W. Hughes (Chair), Kevin J. Dougherty and Angus M. Duthie. The Board of Directors of the Company has determined that Mr. Hughes has the attributes of an “audit committee financial expert” pursuant to the regulations of the SEC and that Mr. Dougherty and Mr. Duthie are “independent” pursuant to the listing standards of the Nasdaq Stock Market, if the Company’s securities were so listed (which they are not). However, Mr. Hughes may not be considered “independent” pursuant to the listing standards of the Nasdaq Stock Market, since he is a general partner of a stockholder of the Company that owns in excess of 10% of the Company’s Common Stock. Stockholders should understand that this designation as an “audit committee financial expert” is a disclosure requirement of the SEC related to Mr. Hughes’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Hughes any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

The Audit Committee operates under a written charter adopted by the Board of Directors in December, 2000, as amended in March 2004 (the “Charter”), a copy of which is attached as Appendix A. See the “Audit Committee Report” for more information about the roles and responsibilities of the Audit Committee. The Audit Committee met six times during 2003.

The Compensation Committee is currently comprised of Edward L. Cahill and Angus M. Duthie. The Compensation Committee reviews the compensation of officers of the Company and the Company’s compensation policies and practices. The Compensation Committee also administers the Company’s Stock Plans, including recommending the grant of stock options thereunder. The Compensation Committee met once during 2003.

The Board of Directors held four meetings during 2003. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

The Company does not have a policy requiring directors to attend the Annual Meeting of Stockholders although they are encouraged to attend. Five directors attended the 2003 Annual Meeting of Stockholders.

Interested parties may communicate with a director of the Company by writing to that person c/o the Company at its principal executive offices, Attention: Keith G. Frey, Secretary, and such communication will be promptly forwarded to such director.

Audit Committee Report

Pursuant to the Charter, the primary duties and responsibilities of the Audit Committee are to:

•	Serve as an independent and objective party to monitor the financial reporting process and internal controls of the Company.

•	Oversee the quality and integrity of the financial statements of the Company.

•	Review and appraise the qualifications, performance and independence of the Company’s independent auditors.

•	Monitor the compliance by the Company with legal and regulatory requirements.

Please refer to the amended Charter at Appendix A for a fuller description of the responsibilities and duties of the Audit Committee.

In connection with its duties, the Audit Committee has taken the following actions:

•	It has reviewed and discussed the audited financial statements with management, which has responsibility for the preparation of the financial statements.

•	It has discussed with the independent auditors who are responsible for expressing an opinion on the financial statements in accordance with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

•	It has received from the independent auditors the written disclosures describing any relationships between the independent auditors and the Company and the letter confirming their independence required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors matters relating to their independence.

Based on its review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee

Donald W. Hughes, Chair

Kevin J. Dougherty

Angus M. Duthie

Director Compensation

Except for the Independent Directors and, commencing January 1, 2004, Angus M. Duthie, the Company’s directors do not receive any cash compensation for service on the Company’s Board of Directors or any committee thereof, but all directors are reimbursed for expenses actually incurred in connection with attending meetings of the Company’s Board of Directors and any committee thereof. In 2003, each of the Independent Directors received $2,000 for each meeting of the Company’s Board of Directors he attended.

Except for the Independent Directors and Augus M. Duthie, the Company granted in December 2003 to each director who was not an employee a non-qualified stock option to purchase 2,000 shares of the Company’s Common Stock as compensation for services rendered in 2003. The exercise price of all such option grants was the fair market value of the Company’s Common Stock on the date of grant. All such options vest ratably over four years on each of the first four anniversary dates of the dates of grant and are exercisable for a period of ten years.

Upon election to the Company’s Board of Directors, each Independent Director was granted a non-qualified stock option to purchase 20,000 shares of the Company’s Common Stock. In December 2003, each Independent Director and Angus M. Duthie was granted a non-qualified stock option to purchase 5,000 shares of the Company’s Common Stock as compensation for services rendered in 2003. The exercise price of all such option grants was the fair market value of the Company’s Common Stock on the date of grant. All such options vest ratably over four years on each of the first four anniversary dates of the dates of grant and are exercisable for a period of ten years.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation paid by the Company to the Company’s Chief Executive Officer, and the other executive officers whose salary and bonus exceeded $100,000 in 2003 (together the “Named Executive Officers”) for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation			Long Term Compensation Awards	All Other Compensation (1)
		Salary	Bonus		Securities Underlying Options (#)
John C. Garbarino President and Chief Executive Officer	2003 2002 2001	$226,646 230,000 215,000	$	— 10,000 10,500	26,200 100,000 25,000	$13,483 13,037 12,684

Lynne M. Rosen Chief Operating Officer (2)	2003 2002 2001	182,685 185,000 165,000		— 10,000 10,000	— 39,500 20,000	4,461 3,786 2,290

William B. Patterson, MD, MPH (3)(4) Chief Medical Officer, Chair-Medical Policy Board	2003 2002 2001	182,685 185,000 146,250		— 10,000 7,250	5,000 10,000 16,500	9,650 8,515 2,553

H. Nicholas Kirby Senior Vice President, Sales and Development	2003 2002 2001	158,262 160,000 150,000		— 10,000 5,000	— 10,000 3,000	4,224 4,473 4,154

Keith G. Frey Chief Financial Officer and Secretary	2003 2002 2001	158,262 140,000 140,000		— 10,000 10,000	15,000 20,000 20,000	9,746 9,741 9,758

(1)	Consists of the Company’s matching contributions under its 401(k) plan, car allowances, and group life and disability insurance premiums.
(2)	Chief Operating Officer since October 1, 2001; Senior Vice President, Operations from March 1999.
(3)	Dr. Patterson was appointed an executive officer of the Company in December 2001.
(4)	During 2001, the Company also paid Dr. Patterson $178,520 as final payments due him in connection with the sale of his business to the Company in 1997. This amount was comprised of an additional purchase price payment of $111,645 based on the performance of his former business during the twelve months ended
July 31, 2001, a principal payment of $62,500 under a subordinated note, and accrued interest thereon of $4,375.

Option Grants

The following table sets forth information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2003	Exercise Price Per Share	Expiration Date
Name	(#) (1)				5%	10%
John C. Garbarino	26,200	29.5%	$1.45	01/02/13	$23,892	$60,546
Lynne M. Rosen	—	—	—	—	—	—
William B. Patterson, MD, MPH	5,000	5.6	1.45	12/17/13	4,559	11,555
H. Nicholas Kirby	—	—	—	—	—	—
Keith G. Frey	15,000	16.9	1.45	12/17/13	13,678	34,664

(1)	Options granted vest ratably over 4 years on each of the first four anniversary dates of the grant date.
(2)	The dollar amounts under these columns are the result of calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and, therefore, are not intended to forecast future price appreciation, if any, of the Company’s Common Stock.

Option Exercises and Year-End Values

The following table sets forth information concerning option holdings as of December 31, 2003 with respect to the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired On Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John C. Garbarino	—	$—	148,319	141,200	$2,500	$7,500
Lynne M. Rosen	—	—	69,455	52,125	988	2,963
William B. Patterson, MD, MPH	—	—	39,500	28,000	250	750
H. Nicholas Kirby	—	—	50,120	12,500	250	750
Keith G. Frey	—	—	45,000	10,000	500	1,500

(1)	Based on the fair market value of the Company’s Common Stock as of December 31, 2003 of $1.30 minus the exercise price of options.

Employment Agreements

John C. Garbarino has an employment agreement with the Company dated June 6, 1996. The term of the agreement is two years from such date and renews automatically for successive one-year periods until terminated. The agreement provides for an annual salary of $180,000, subject to increase on an annual basis in the discretion of the Board of Directors, and bonus as may be determined by the Compensation Committee of the

Board of Directors. Mr. Garbarino is subject to a covenant not to compete with the Company for six months after the termination of his employment. If the Company terminates the agreement without “cause” (as defined in the agreement), or if Mr. Garbarino becomes incapacitated, or if Mr. Garbarino resigns from the Company for “just cause” (as defined in the agreement), then the Company is obligated to pay to Mr. Garbarino six months’ base salary in consideration of his covenant not to compete.

Compensation Committee Report

The Compensation Committee of the Board of Directors is composed of two directors, Edward L. Cahill and Angus M. Duthie, both of whom are non-employees and outside directors. The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to executive officers and senior management employees of the Company and making recommendations concerning the same to the Company’s Board of Directors. In connection with such responsibilities, the Compensation Committee has authority to administer the Company’s 1993, 1996, and 1998 Stock Plans, including recommending the grant of stock options thereunder.

Compensation Philosophy

The Company’s compensation philosophy is premised upon three basic goals: (1) to attract, motivate, and retain qualified individuals able to provide skills and leadership that will result in both short-term and long-term success for the Company; (2) to reinforce strategic performance objectives through the use of incentive compensation programs; and (3) to create a mutuality of interest between executive officers and stockholders through compensation structures that create a direct link between executive compensation and stockholder return.

The Company’s compensation system has been designed to achieve these basic goals by providing three separate forms of compensation consisting of base salary, incentive-based cash compensation, and equity-based compensation in the form of stock option grants. In determining the levels of each of these elements of compensation, the Compensation Committee reviews available public data published by the Company’s competitors and information gathered by the Company through conversations with consultants in the executive recruiting industry. Through this process, the Compensation Committee attempts to create a survey that it believes is indicative of the Company’s industry competitors, after giving due regard to the relative sizes of other companies in the occupational healthcare industry.

Base Salary

Base salary levels for the Company’s executive officers and senior management are competitively set relative to the Compensation Committee’s survey results after taking into account each executive’s areas and level of responsibility, the individual’s historical performance, compensation, tenure with the Company, and the recommendations of such individual’s superiors. Base salary increases are generally modest and consistent with increases in the consumer price index. If, however, the Compensation Committee believes that the future needs of the Company warrant it, the Compensation Committee may prudently increase base salaries above relative ranges within the Company or above local competitors in order to ward off any potential departures by personnel to competitors that it believes would have an adverse consequence to the Company.

Incentive Compensation

Executive officers and senior management may be awarded discretionary cash bonuses based on the Compensation Committee’s assessment of the Company’s performance in the preceding fiscal year as determined by reference to, among other factors, qualitative and quantitative performance measures, and the performance of the individual’s region against its fiscal year budget. Cash bonuses are not determined by a formula but on an individual basis pursuant to the basic premise of fairly compensating individuals of relatively similar value within the Company.

The Compensation Committee believes that incentive compensation is an excellent means by which to motivate and reward short-term performance by the Company’s executive officers and senior managers which will, in turn, in its opinion, enhance the Company’s value. The Compensation Committee believes that this mechanism is particularly successful with senior management personnel who may have relatively lower base salaries as a percentage of overall compensation but have direct supervision and management responsibilities over the Company’s operating regions or centers so that their activities can have an immediate impact on such region’s or center’s financial performance.

Equity-Based Compensation

The Compensation Committee believes that in order to enhance long-term stockholder value it must provide incentives that will produce both short-term and long-term results. The Compensation Committee believes that its executive officers and senior management have the opportunity to acquire and obtain significant rewards by enhancing the Company’s long-term market value. Thus, a prime objective of the Company’s stock plans is to align the interests of executive officers and senior managers with stockholders by enabling such officers and managers to acquire and maintain long-term stock ownership positions in the Company’s Common Stock, thereby creating a strong and direct link between executive pay and stockholder return.

Options are typically granted annually. These options, which vest over time, are awarded to executive officers and senior management based on their continued contributions to the Company’s achievement of financial and operating objectives, as well as the individual’s overall performance and relative level of responsibility within the Company. At the discretion of the Compensation Committee, and based on the recommendation of management, options may also be used as an incentive for candidates recruited to fill key positions, or to serve as special retention incentives for employees with significant future potential.

Chief Executive Officer Compensation

During 2003, the Company’s most highly compensated executive officer was its Chief Executive Officer, John C. Garbarino. Mr. Garbarino is a party to an employment agreement described above but otherwise participates in the same executive compensation program provided to other executive officers and senior management of the Company, as described above. Effective January 1, 2003, Mr. Garbarino’s annual base salary was increased by $2,000 to $232,000 from his base salary in 2002 of $230,000. In connection with a Company-wide cost reduction program implemented October 1, 2003, Mr. Garbarino’s annual base salary was reduced to $208,800. In January 2003, Mr. Garbarino was granted options to purchase 26,200 shares of the company’s Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.

Conclusion

The Compensation Committee believes that its methodology and actual compensation provided for fiscal 2003 was appropriate and will ensure that the Company’s executive officers and senior managers will continue to be motivated to act in a manner that will enhance the long-term interests of the Company and its stockholders.

Compensation Committee

Edward L. Cahill

Angus M. Duthie

COMPANY PERFORMANCE

The following graph and chart compare the cumulative total stockholder return on the Company’s Common Stock with the return during the same period on the Total Return Index for the Nasdaq Stock Market (U.S.) and the Nasdaq Health Services Index. The measurement assumes a $100 investment as of December 31, 1998 with all dividends reinvested. The data presented are on an annual basis from December 31, 1998 to December 31, 2003.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
Occupational Health + Rehabilitation Inc.	100	105	35	57	34	34
Nasdaq Stock Market (U.S.)	100	192	125	94	67	102
Nasdaq Health Services	100	79	105	133	120	155

*	$100 invested on 12/31/98 in stock or index, including reinvestment of dividends.
Fiscal	year ending December 31.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. PricewaterhouseCoopers first reported on the Company’s consolidated financial statements for the fiscal year ended December 31, 2000. Representatives of PricewaterhouseCoopers are expected to be available at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions from stockholders.

While stockholder ratification is not required for the appointment of PricewaterhouseCoopers since the Audit Committee has the responsibility for appointing the Company’s independent auditors, the appointment is being submitted for ratification with a view toward soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in the future.

Independent Auditors’ Fees

The following table presents fees for professional services rendered by PricewaterhouseCoopers for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by PricewaterhouseCoopers for the years ended December 31, 2003 and 2002.

	2003	2002
	(in thousands)
Audit fees	$167	$136
Audit-related fees	—	—
Tax fees (1)	57	54
All other fees	—	—

	$224	$190

(1)	Primarily tax compliance services, including U.S. federal and state income tax returns.

All audit related services, tax services and other services were pre-approved by the Company’s Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

Vote Required

The ratification of the selection of PricewaterhouseCoopers as independent auditors for 2004 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS

INDEPENDENT AUDITORS FOR 2004

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholder proposals submitted for inclusion in next year’s proxy materials must be received by the Company no later than January 21, 2005 or if the date of the 2005 annual meeting is changed by more than 30 days from the date of this Annual Meeting, they must be received a reasonable time before the printing of the proxy materials for the 2005 annual meeting. Any proposals must comply with the requirements of the SEC’s Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Any stockholder of record of the Company may nominate candidates for election to the Board of Directors or present other business at an annual meeting if a timely written notice is delivered to the Secretary of the Company at the Company’s principal executive offices. To be timely, the notice must be delivered not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. However, if the date of such annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be delivered not less than 60 days nor more than 90 days prior to such annual meeting, or no later than the tenth day after public announcement of the date of such annual meeting is first made. Such written notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business to be brought before the meeting, (a) a brief description of the business, (b) the reasons for conducting such business and (c) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such stockholder and such beneficial owner and (b) the class and number of shares that are held of record by such stockholder and owned beneficially by such beneficial owner.

Proposals should be addressed to Keith G. Frey, Occupational Health + Rehabilitation Inc, 175 Derby Street, Suite 36, Hingham, Massachusetts 02043-4058.

By order of the Board of Directors,

Keith G. Frey

Secretary

Hingham, MA

May 21, 2004

Appendix A

OCCUPATIONAL HEALTH + REHABILITATION INC

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) of the Board of Directors of Occupational Health + Rehabilitation Inc (the “Company”) will assist the Board in fulfilling its responsibilities to stockholders and the investment community relating to the Company’s accounting and financial reporting practices, internal controls and audit process. The Committee’s primary duties and responsibilities are to: (1) serve as an independent and objective body to monitor the financial reporting process and internal controls of the Company, (2) oversee the quality and integrity of the financial statements of the Company; (3) review and appraise the qualifications, performance and independence of the Company’s independent auditors; and (4) monitor the compliance by the Company with legal and regulatory requirements.

ORGANIZATION

Number of Members. The Committee shall consist of not less than three members, each of whom shall be a director of the Company. The size of the Committee may be expanded by the Board of Directors.

Independence. For so long as the Company does not have any securities listed on the New York Stock Exchange, the Nasdaq Stock Market or any other exchange regulated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a majority of the members of the Committee shall be “independent,” as determined by the Board in accordance with the Sarbanes-Oxley Act of 2002 (the “Act”) and the Exchange Act. If, after the date hereof, the Company’s Common Stock shall be listed on the New York Stock Exchange, the Nasdaq Stock Market or any other exchange regulated under the Exchange Act, each member of the Committee shall be “independent” in accordance with the Act, the Exchange Act and the applicable rules and listing standards of such exchange.

Financial Sophistication. Each member of the Committee shall be financially literate at the time of his or her appointment, or shall become financially literate within a reasonable time after appointment to the Committee. At least one member of the Committee shall qualify as an “audit committee financial expert” (as defined in the Act, the Exchange Act and the rules and regulations thereunder).

Meetings. The Committee shall hold not less than four meetings in each fiscal year, and the Committee may meet as frequently as it deems necessary. In this regard, the Committee shall meet regularly (and as frequently as the Committee determines to be necessary) with the Company’s independent auditors, internal auditors (if any), and management in separate executive sessions. The Committee will meet at such places and times as its members decide, and the Committee may meet by telephone conference call or other electronic means whereby each person attending the meeting can hear all of the others. The Committee shall elect a chairman from among its members. For each meeting, an agenda will be established by the chairman and minutes will be kept and submitted to the Board of Directors. On request of the Committee, any officer or employee of the Company or the Company’s counsel may attend one or more meetings of the Committee.

RESPONSIBILITIES

The Committee will carry out the responsibilities mandated for it by applicable laws, rules and regulations, including, without limitation, the Act, the Exchange Act, and any stock exchange on which the securities of the

Company may be listed, as well as such responsibilities as are deemed reasonably appropriate for its purposes by the Committee or the Board of Directors. The Committee will maintain flexibility in its policies and procedures to permit it to react effectively to changing conditions.

The Committee is authorized to retain persons having special competence, legal counsel and other advisors as it may determine to be necessary or appropriate to assist the Committee in fully complying with all of its duties and obligations as set forth in this Charter. The Board shall ensure that the Committee is adequately funded for performing its responsibilities, including sufficient funding for the engagement of separate legal counsel or other advisors.

In fulfilling its responsibilities, the Committee will, among other things, carry out the duties set forth below and will have all authority of the Board of Directors to do so. All employees of the Company are directed to cooperate with the Committee in its fulfillment of its responsibilities.

General Relations with Independent Auditors

•	The Committee shall have the sole authority to retain and terminate the independent auditors for the Company and to approve any non-audit services proposed to be provided by the independent auditors.

•	The Committee shall review annually the terms of engagement and performance of the Company’s independent auditors. In connection therewith, the Committee shall have the sole authority to approve all audit engagement fees and terms.

•	The Committee shall affirm, not less than annually, the independence of the Company’s independent auditors and obtain from them a written communication delineating all their relationships and professional services to the Company. The Committee shall recommend to the Board of Directors appropriate action to oversee the continuing independence of the auditors.

•	The Committee shall pre-approve, or shall adopt appropriate procedures to pre-approve, all permissible non-audit services, and the scope and fees relating to such non-audit services, to be provided by the independent auditors. Permissible non-audit services shall be limited to those services specified under the Act, the Exchange Act and, if applicable, the listing standards of any exchange on which the Company’s Common Stock is listed for trading.

•	The Committee shall meet not less than annually with the independent auditors and the Company’s financial management to review the scope and procedures of (i) the audit of the annual financial statements, (ii) the reviews of the Company’s quarterly financial statements, (iii) the Company’s internal controls, and (iv) any other matters required to be discussed with such auditors under Statement of Accounting Standards 61 and any other applicable law, rule, regulation or accounting or auditing standard.

•	The Committee shall arrange to receive, as it becomes available, the independent auditors’ then current report on quality control procedures as prepared by its peers and other third party evaluators.

Annual Audit and Quarterly Reviews

•

The Committee shall review with the Company’s financial management and the independent auditors (i) prior to filing with the Securities and Exchange Commission (“SEC”) the financial statements contained in the Company’s Forms 10-K (and the associated Management’s Discussion and Analysis) to determine that the independent auditors are satisfied with the financial statements and financial disclosure to be presented to the stockholders; (ii) the results of management’s and the independent auditors’ analysis of significant financial reporting issues and practices, including changes in accounting principles and disclosure practices or the adoption of new principles and practices; and (iii) their respective judgments about the quality, not merely the acceptability, of the accounting and financial disclosure practices used or proposed to be used and alternative disclosures, and underlying estimates, and other significant decisions made in preparing the financial statements; and (iv) any other matters required to be communicated to the Committee by the independent auditors.

•	The Committee shall review with the Company’s financial management and the independent auditors: (i) all quarterly financial statements (and the associated Management’s Discussion and Analysis) reasonably prior to the filing of the related Form 10-Q with the SEC; and (ii) any other matters required to be communicated to the Committee by the independent auditors.

•	The Committee shall report the results of each annual audit and quarterly review to the Board of Directors and recommend to the Board of Directors the inclusion of the Company’s unaudited quarterly financial statements in the Company’s Quarterly Report.

Internal Controls and Practices

•	The Committee shall, on a quarterly basis, review with the independent auditors and the Company’s financial and accounting personnel, the adequacy and effectiveness of the Company’s existing internal accounting and financial controls, and shall elicit any recommendations for their improvement or for the implementation of new or more detailed controls or procedures in particular areas. The Committee will emphasize in particular the adequacy of internal controls to (i) provide reasonable assurance that the Company’s publicly released financial statements are presented fairly and in accordance with generally accepted accounting principles and (ii) expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

Public Disclosures about the Committee

•	The Committee shall prepare and review with counsel and the Company’s management, on a timely basis, all reports of the Committee required under the Act, the Exchange Act and if applicable, the listing standards of any exchange on which the Company’s Common Stock is listed for trading, or otherwise to be set forth in the Company’s proxy statements and annual reports. Such report shall include an assessment of the Committee’s performance of its responsibilities.

•	The Committee shall ensure that a copy of this Charter is annexed to the Company’s proxy statements not less than once every three years and is otherwise publicly available.

Periodic Assessments

•	The Committee shall obtain the Board of Directors’ approval of this Charter, and shall review and reassess this Charter as conditions dictate, but not less than annually. The Committee shall obtain the Board of Director’s approval for any amendments deemed necessary or desirable.

•	The Committee shall assess its own performance annually.

General

•	The Committee shall investigate any matter involving the Company’s accounting or financial reporting practices or internal controls and any other matter brought to the Committee’s attention and within the scope of its duties. The Committee shall have the power to retain outside counsel or consultants with respect to any matter within its responsibilities if, in its judgment, such retention is necessary or appropriate.

•	The Committee shall designate one of its members to receive a transcript of all comments reported to the Company’s confidential hot-line service. Such Committee member shall work with management to investigate and resolve any substantive matter emanating from such comments and shall report thereon to the Committee.

•	The Committee shall periodically review the Company’s compliance policy statements and Code of Conduct to determine whether modifications are appropriate and review with appropriate members of the Company’s management the program for monitoring compliance with such statements and code, and shall recommend to the Board, as appropriate, changes in such statements, code and related compliance procedures.

•	The Committee shall review and assess transactions involving the Company and related parties and related potential conflicts of interest and advise the Board in such regard as appropriate.

•	The Committee shall review, with Company counsel as needed, legal and regulatory matters that may have a material effect on the financial statements and the Company’s related compliance policies and, in general, the Company’s compliance policies and procedures.

•	The Committee shall inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

•	The Committee shall provide sufficient opportunity for the independent auditors to meet with the Committee without members of management present, and shall discuss in such meetings, among other things, the independent auditors’ evaluation of the Company’s financial and accounting personnel, and the level of cooperation accorded to the independent auditors during the course of audit.

•	The Committee shall provide a forum to facilitate free and open communication among the Company’s directors, independent auditors and management and, generally, to maintain an environment which is conducive to complete, accurate and timely financial reporting. In addition, the Committee shall review the Company’s procedures for allowing direct communication from the stockholders to the Board.

•	The Committee shall periodically review the adequacy of the Company’s accounting and financial resources and plan of personnel succession.

•	The Committee shall ensure that no employee of the Company’s independent auditors who participates either in the audit of the financial records of the Company or the preparation of its income tax returns is hired by the Company for at least two years after such employee ceases to work on the engagement.

March 25, 2004

ANNUAL MEETING OF STOCKHOLDERS OF

OCCUPATIONAL HEALTH + REHABILITATION INC

June 22, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach and mail in the envelope provided.     ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	1. To elect directors for terms to expire at the 2007 Annual Meeting. NOMINEES:	2. To ratify the selection of PricewaterhouseCoopers LLP as independent Auditors for 2004.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR ALL NOMINEES	O Kevin J. Dougherty O Frank H. Leone
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Stockholder ____________________________    Date: ________    Signature of Stockholder __________________________    Date: _______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

OCCUPATIONAL HEALTH + REHABILITATION INC

Proxy for the Annual Meeting of Stockholders

to be held June 22, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoint(s) Keith G. Frey and H. Nicholas Kirby, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of capital stock of Occupational Health + Rehabilitation Inc (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company’s Logan International Health Center located at One Harborside Drive, East Boston, Massachusetts on June 22, 2004 at 1:00 P.M. local time, and at any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other matters as properly may come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR Proposals 1 and 2, as applicable. The undersigned may revoke this proxy at any time before it is voted by executing and delivering to the Company a proxy bearing a later date, by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or by voting in person at the meeting.

(Continued and to be signed on the reverse side)